UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2008

DEVCON INTERNATIONAL CORP.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-07152	59-0671992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 SOUTH FEDERAL HIGHWAY, SUITE 500

BOCA RATON, FLORIDA 33432

(Address of principal executive office)

Company’s telephone number, including area code (561) 208-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 12, 2008, Devcon International Corp. (the “Company”) issued a press release reporting its financial results for the quarter ended March 31, 2008. A copy of the press release, dated May 12, 2008, announcing these financial results is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As disclosed in the Form 8-K filed by the Company on April 10, 2008, the Company had previously been notified by Nasdaq that it was not in compliance with the requirements of Marketplace Rule 4450(a)(3) for continued listing on The Nasdaq Global Market. The rule requires that the Company maintain minimum stockholders’ equity of $10,000,000. On May 7, 2008, the Company received a Nasdaq Staff Determination indicating that the Company failed to comply with the stockholders’ equity requirement for continued listing on The Nasdaq Global Market. Unless the Company requests an appeal of Nasdaq’s determination, trading of the Company’s common stock will be suspended at the opening of business on May 16, 2008 and Nasdaq will file a Form 25-NSE with the Securities and Exchange Commission, which will remove the Company’s common stock from listing and registration on The Nasdaq Stock Market. Due to the same concerns regarding stockholders’ equity, the Company has elected not to pursue listing on The Nasdaq Capital Market.

The Company is in the process of transferring the quotation of its common stock to the OTC Bulletin Board (the “OTCBB”) and expects that trading of the Company’s common stock on the OTCBB will commence on May 16, 2008 or shortly thereafter. Trading of the Company’s common stock on the OTCBB, which is maintained by the Financial Industry Regulatory Authority (“FINRA”), is subject to a market maker’s filing of a Form 211 with, and the clearance of such Form 211 by, FINRA. The Company is working with a market maker that has filed a Form 211 with FINRA to seek clearance to quote the Company’s common stock on the OTCBB. In the event that FINRA has not cleared the Company’s common stock for quotation on the OTCBB prior to May 16, 2008, the Company anticipates that its common stock will be quoted on the Pink Sheets, an electronic quotation service for securities traded over-the-counter, until such clearance is obtained.

A copy of the press release, dated May 12, 2008, announcing receipt of the Nasdaq Staff Determination Letter is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.01	Regulation FD Disclosure

The Company is attaching a copy of a press release, dated May 12, 2008, announcing receipt of the Nasdaq Staff Determination Letter and its financial results for the quarter ended March 31, 2008 as Exhibit 99.1 and such press release is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are furnished herewith:

Exhibit No.	Description
99.1	Press release dated May 12, 2008

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report (including the exhibit) that is furnished pursuant to Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVCON INTERNATIONAL CORP.

Date: May 13, 2008	By:	/s/ Robert Farenhem
	Name:	Robert Farenhem
	Title:	President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated May 12, 2008